EXHIBIT 10.1

                           IVP TECHNOLOGY CORPORATION

                      D.B.A. ACTIVECORE TECHNOLOGIES, INC.

                             (A NEVADA CORPORATION)

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                             SUBSCRIPTION AGREEMENT

                                  CONFIDENTIAL

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IN MAKING AN INVESTMENT  DECISION,  INVESTORS MUST RELY ON THEIR OWN EXAMINATION
OF THE ENTITY CREATING THE SHARES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREIN HAVE NOT BEEN
RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY, AND NO SUCH AUTHORITIES HAVE CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES OFFERED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES ARE BEING OFFERED AND SOLD UNDER THE EXEMPTION PROVIDED BY SECTION 4(2) OF THE ACT, AND PURSUANT TO REGULATION D OF RULE 506 THEREUNDER. A PURCHASER OF THE SECURUTIES OFFERED HEREIN MUST BE PREPARED TO BEAR THE ENTIRE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE OFFERED SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ACT AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. EXCEPT FOR THE LIMITED RIGHTS PROVIDED HEREIN TO AN INVESTOR TO COMPEL REGISTRATION OF THE SECURITIES OFFERED HEREIN, THE ISSUER IS NOT OBLIGATED TO REGISTER SUCH SECURITIES UNDER THE ACT.


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IVP TECHNOLOGY CORPORATION
D.B.A. ACTIVECORE TECHNOLOGIES, INC.
6121 LAKESIDE DRIVE, SUITE 260
RENO, NV 89511


Ladies and Gentlemen:

      The undersigned ("SUBSCRIBER"), by executing and delivering this Subscription Agreement (the "Agreement") prepared by IVP Technology Corporation d.b.a. ActiveCore Technologies, Inc. (the "COMPANY") in connection with the purchase of the Offered Securities (as defined below), and by delivering payment of the subscription amount described herein, hereby agrees to purchase the Offered Securities on the terms, and subject to the conditions, hereinafter set forth.

      1.    SUBSCRIPTION.   Subscriber  hereby  subscribes  for  and  agrees  to
purchase the amount of the following securities of the Company set forth on the signature page of this Agreement:

            (i) 8,333,333 shares of Series A Convertible Preferred Stock (the "SERIES A SHARES"), par value $0.001 per share, which have a 10% cumulative annual dividend, are convertible into shares of common stock of the Company under certain specified conditions, and have the voting powers, designations, preferences and relative, participating, optional and/or other special rights, and the qualifications, limitation and/or restrictions set forth in that certain Certificate of Designation of the Series A Convertible Preferred Stock of IVP Technology Corporation D.B.A. ActiveCore Technologies, Inc. (the "SERIES A CERTIFICATE OF DESIGNATION"), which is available at the Company for inspection by Subscriber; and/or

            (ii) 4,167,667 shares of Series B Convertible Preferred Stock (the "SERIES B SHARES"), par value $0.001 per share, which have a 10% cumulative annual dividend, are convertible into shares of common stock of the Company under certain specified conditions, and have the voting powers, designations, preferences and relative, participating, optional and/or other special rights, and the qualifications, limitation and/or restrictions set forth in that certain Certificate of Designation of the Series A Convertible Preferred Stock of IVP Technology Corporation D.B.A. ActiveCore Technologies, Inc. (the "SERIES B CERTIFICATE OF DESIGNATION"), which is available at the Company for inspection by Subscriber.

      The Series A Shares and Series B Shares are hereinafter collectively referred to as the "OFFERED SECURITIES".

      2. ACCEPTANCE. Subscriber hereby confirms his/her/its understanding that the Company has full right to accept or reject this subscription, provided that the Company must accept or reject Subscriber's subscription no later than forty-five (45) days following the Company's receipt of this completed, signed Subscription Agreement (the "EFFECTIVE DATE"), and that if Subscriber's application is not accepted on or prior to such date, it will be deemed to have been rejected by the Company and Subscriber will not be admitted to the Company as a common shareholder. Upon acceptance of this application by the Company, Subscriber will receive a confirmation of such acceptance executed by a duly authorized officer of the Company. Subscriber understands and agrees that if this application is accepted by the Company, Subscriber will be admitted to the Company as a preferred shareholder because of his/her/its ownership of the Offered Securities and will therefore be bound by the terms of this Agreement. If this subscription is not accepted by such date, then Subscriber shall be released from its obligations hereunder and the Company shall refund any amounts paid by Subscriber hereunder, without any interest or deduction.


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      3.    PAYMENT; FORM OF PAYMENT. Subscriber agrees to tender payment of the purchase price for the Offered Securities to be purchased by Subscriber under this Agreement by no later than three (3) business days after the Effective Date. As consideration for the Offered Securities purchased hereby, Subscriber shall pay to the Company cash, in the form of a wire transfer or certified check, in the amount set forth on the signature page of this Agreement.

      4.    SUBSCRIBER'S  REPRESENTATIONS  AND  WARRANTIES.   Subscriber  hereby
represents and warrants to the Company, its officers and directors as follows:

            (a) Subscriber has been furnished, at least forty-eight (48) hours prior to signing this Agreement, and has carefully read and completely understands, this Agreement.

            (b) Neither the Company nor any person acting on behalf of the Company has offered or sold the Offered Securities to Subscriber by means of any form of general solicitation or general advertising.

            (c) Subscriber has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the Offered Securities to Subscriber.

            (d) Subscriber has reviewed his/her/its financial condition and commitments and is satisfied that he/she/it has the financial ability to bear the economic risk of his/her/its entire investment through a purchase of the
Offered Securities; has adequate net worth and means of providing for his/her/its current needs and contingencies; has the ability to sustain a complete loss of his/her/its investment in the Company; and has no need for liquidity in his/her/its investment in the Company.

            (e) The Offered Securities to be acquired hereunder are being acquired for Subscriber's own account for investment and not as a nominee or agent for the benefit of any other person, and Subscriber has no present intention of distributing or reselling the Offered Securities.

            (f) Subscriber understands that the Offered Securities have not been registered under the Securities Act of 1933, as amended (the "ACT"), or under the laws of any other jurisdiction, and that, except as otherwise expressly noted in this Agreement, the Company is under no obligation to so register the Offered Securities. Subscriber understands and agrees that the Offered Securities must be held indefinitely unless they are subsequently registered under the Act or an exemption from registration is available.

            (g) Subscriber understands that all documents evidencing the Offered Securities which Subscriber has actually purchased pursuant to this Subscription Agreement (the "SUBSCRIBED SHARES") will bear legends indicated that the Subscribed Shares have not been registered under the Act or any state securities laws and neither such securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under the Act or such laws or an exemption from registration under the Act and such laws, which if available, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for the Company, and Subscriber understands and agrees that stop-order instructions prohibiting transfer of the Subscribed Shares may be issued and filed by the Company on the Company's records as a means of preventing the sale or disposition of the Subscribed Shares otherwise than in accordance with this Agreement and applicable law.

            (h) Subscriber has been supplied sufficient information reasonably necessary to enable such Subscriber to make an informed investment decision regarding the Offered Securities.

            (i) Subscriber is aware that an investment in the Company involves a high degree of risk, lack of liquidity, and substantial restrictions on transferability of the Offered Securities, as well as other risks.


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            (j)   Subscriber is aware that  investment  returns set forth in any documentation provided in connection with the offering of the Offered Securities are not necessarily comparable to the returns, if any, which may be achieved by the Company.

            (k) Subscriber is aware that no federal or state agency has passed upon the Offered Securities or made any finding or determination as to the fairness of this investment.

            (l) Subscriber has such knowledge and experience in business matters that Subscriber is capable of evaluating the merits and risks of the proposed investment.

            (m) Subscriber is aware that he/she/it is not entitled to cancel, terminate or revoke this subscription.

            (n) Subscriber has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of the Offered Securities.

            (o) In connection with Subscriber's investment, he/she/it has obtained the advice of his/her/its own investment advisers, counsel and accountants (collectively "INVESTMENT ADVISERS"), or has sufficient experience in investing in similar, non-public companies to satisfactorily represent his/her/its own interests in this investment.

            (p) Subscriber and his/her/its Investment Advisers have been furnished any materials relating to the Company, the offering of the Offered Securities, and anything else Subscriber and/or his/her/its Investment Advisers have requested and have been afforded the opportunity to ask questions of the Company's officers concerning the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the foregoing materials.

            (q) In the opinion of Subscriber and/or his/her/its Investment Advisors, the Company's officers have satisfactorily responded to all inquiries that Subscriber and his/her/its Investment Advisers have put to them concerning the Company, the Company's officers and directors, or any other matters relating to the creation, operations, business, and prospects of the Company and the terms and conditions of the offering and sale of the Offered Securities.

            (r) Neither Subscriber nor his/her/its Investment Advisers have been furnished any offering literature on which they have relied other than this Agreement and any documents referenced in this document, including any amendments or supplements hereto (if any), and Subscriber and his/her/its
Investment Advisers have relied only on such information and the information furnished or made available to them by the Company or its officers, as described in Section 4(p) hereof.

            (s) Subscriber is an "ACCREDITED INVESTOR" as such term is defined in Rule 501 of Regulation D promulgated under the Act.

            (t) If Subscriber is a natural person, he/she (1) has reached the age of majority in the state indicted beneath Subscriber's name on the signature page of this Agreement, which is the state in which Subscriber is domiciled; (2) Subscriber has all requisite legal capacity for the purchase of Offered Securities; (3) Subscriber has all requisite legal capacity for the execution and delivery of this Agreement and each other document required to be executed and delivered by Subscriber in connection with this subscription for Offered Securities and as such this Agreement, and each such other document will constitute valid and legally binding obligations of Subscriber in accordance with their terms.

            (u) If Subscriber is a partnership, corporation, limited liability company, trust, estate or other entity, such entity has the full legal right and power and all authority and approval required (1) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such entity in connection with the purchase of the Offered Securities; (2) to purchase and hold such Offered Securities; and (3) the signature of the party signing on behalf of such entity is binding upon such entity.


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            (v)   If subscriber  is a retirement  plan or is investing on behalf of a retirement plan, Subscriber acknowledges that investment in the Offered Securities poses additional risks, including the inability to use losses generated by an investment in the Offered Securities to offset taxable income.

            (w) Neither the execution, delivery or performance of this Agreement or any other document required to be executed and delivered by Subscriber in connection with this subscription for Offered Securities, nor the consummation of any of the transactions contemplated hereby or thereby by Subscriber, (1) will violate or conflict with any law, rule, regulation, judgment, order or decree of any court or other governmental body (and if Subscriber is an entity, will also not violate its Certificate of Incorporation or By-laws or other constituent or organizational documents), (2) will conflict with or result in any breach or default under, permit any party to accelerate any rights under or terminate, (3) will result in the imposition of any Encumbrance (hereinafter defined) on any asset of Subscriber, or (4) will require any consent or approval of, notice to, or filing with any entity or person, except for any notice or filing which will be made on a timely basis. For purposes of this Agreement, the term "ENCUMBRANCE" shall mean any security interest, mortgage, lien, pledge or charge or encumbrance pursuant to the provision of any material contract, indenture, mortgage, lease, franchise, license, permit authorization, instrument or agreement of any kind to which Subscriber is a party or by which Subscriber is bound or to which the properties or assets of Subscriber are subject.

            (x) This Agreement constitutes a valid and binding obligation of Subscriber, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors rights generally and to general principles of equity.

            (y) The address listed beneath the signature of Subscriber is Subscriber's domicile or principal place of business and the only jurisdiction in which an offer to sell the Offered Securities was made to Subscriber.

            (z) All information which Subscriber has provided to the Company concerning his/her/its financial position and his/her/its knowledge of financial and business matters, including all information contained in this Agreement, is correct and complete as of the Effective Date.

            (aa) It is understood that in order not to jeopardize the exempt status under Section 4(2) or 3(b) of the Securities Act of the purchase and sale of the Offered Securities and, if applicable, in the sole judgment of the Company, Regulation D thereunder, any transferee of the Offered Securities (if such transfer is otherwise permitted hereunder) may be required to fulfill the investor suitability requirements thereunder.

            (bb) Subscriber understands and acknowledges that this offering has no minimum subscription requirement, that all funds paid to the Company by investors in connection with their subscription for the Offered Securities will be deposited into a non-interest bearing escrow account at the Company's legal counsel, Kirkpatrick & Lockhart, LLP, and that the Company will be entitled to receive all escrowed funds immediately upon its request, which may occur prior to the completion of the offering.

      5. REPRESENTATION AS TO INVESTOR STATUS. In order for the Company to offer and sell the Offered Securities in conformance with state and federal securities laws, the following information must be obtained regarding Subscriber's investor status.

            (a) Please initial each item below if applicable to Subscriber as an investor in the Company.

            ______(1) Subscriber is a bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in
Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.


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            ______ (2)  Subscriber  is a broker  dealer  registered  pursuant to
Section 15 of the Securities Exchange Act of 1934, as amended.

            ______ (3) Subscriber is an insurance company as defined in Section 2(13) of the Act.

            ______ (4) Subscriber is an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act.

            ______ (5) Subscriber is a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

            ______ (6) Subscriber is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of five million dollars ($5,000,000)

            ______ (7) Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of five million dollars ($5,000,000), or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

            ______ (8) Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

            ______ (9) Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Offered Securities, with total assets in excess of five million dollars ($5,000,000).

            ______ (10) Subscriber is a director, executive officer, or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company.1

            ______ (11) Subscriber is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase of the Offered Securities exceeds one million dollars ($1,000,000).2

            ______ (12) Subscriber is a natural person who had an individual income in excess of two hundred thousand dollars ($200,000) in each of the two
(2) most recent years or joint income with that person's spouse in excess of three hundred thousand dollars ($300,000) in each of those years and has a reasonable expectation of reaching the same income level in the current year. 3

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1     For purposes of this Agreement,  "EXECUTIVE  OFFICER" means the president, any vice president in charge of a principal business unit, division or function (e.g., sales, administration or finance) of the Company, or any other person who performs similar policy-making functions for the Company.
2     For purposes of this Agreement, "INDIVIDUAL NET WORTH" means the excess of total assets at fair market value, including home and personal property (and including property owned by a spouse), over total liabilities.
3     For  purposes of this  Agreement,  "INDIVIDUAL  INCOME"  means  individual annual adjusted gross income, as reported for federal income tax purposes,  plus
(i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.


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            ______  (13)  Subscriber  is a trust with total  assets in excess of five million dollars ($5,000,000), not formed for the specific purpose of acquiring the Offered Securities, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii).

            ______ (14) Subscriber is an entity in which all of the equity owners qualify under any of the above subparagraphs (1) through (13). If Subscriber belongs to this investor category only, a list of the equity owners of Subscriber, and the investor category which each such equity owner satisfies, should be attached as Attachment A hereto. 4

            ______ (15) Subscriber does not qualify under any of the investor categories defined in any of the above subparagraphs (1) through (14). IF THIS CATEGORY (15) IS CHECKED, PLEASE NOTIFY THE COMPANY AS SOON AS POSSIBLE.

            (b) If Subscriber is not a natural person, please indicate the form of entity of Subscriber:

            ____  Limited Partnership

            ____  General Partnership

            ____  Corporation

            ____  Limited Liability Company

            ____ Trust (indicate type of Trust (e.g., revocable or not, business, etc. and, for trusts other than pension trusts, name the grantor and beneficiaries in Attachment B hereto).

            ____  Other form of organization (indicate form of organization):
                  __________________________________________________________

            (c) Initial the appropriate box below which correctly describes the application of the following statement to your situation: Subscriber (i) was not organized or reorganized for the specific purpose of acquiring the Offered Securities, and (ii) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the same proportion in each investment:

            ____  True

            ____  False

            If the "False" box is checked, name in Attachment C hereto the partners, shareholders or other persons participating in the entity, and the percentage interest which each such person has in such entity. Each participating person will be required to fill out a Agreement and to make the representation as to investor status set forth in this Section 5.

            (d) Initial the box below which correctly describes the application of the following statement to your situation: Subscriber would not, upon acquiring the Offered Securities, have more than ten percent (10%) of his/her/its assets invested in one or more investment companies that rely solely on the exclusion from the definition of "investment company" provided in Section 3(c)(1)(A) of the Investment Company Act of 19405:

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4     If the investor is a trust,  only a trust which is revocable and which may be amended at the sole discretion of its grantor is eligible to qualify as an Accredited Investor under this item. The grantors of the trust are deemed to be the equity owners of the trust and therefore each grantor must be listed on Attachment A.
5     Section 3(c)(1)(A) provides, in pertinent part, as follows:

"[N]one of the following persons is an investment company...


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            ____  True

            ____  False

            If the "False" box is checked, the undersigned will, as of the closing, have shareholders or partners, all of whose names and addresses are set forth on the list provided in Attachment D hereto.

      6. FURTHER ASSURANCES. All information that Subscriber has provided to the Company hereunder is true, correct and complete in all respects as of the date hereof, and the same will be true, correct and complete as of the date on which this subscription is accepted by the Company, as if made on such date. The undersigned hereby covenants to notify the Company in writing immediately if any representation or warranty, or any other information provided by Subscriber hereunder, becomes untrue or changes in any way. To induce the Company to accept this subscription, Subscriber agrees to provide such information and to execute and deliver such documents as the Company may request to verify the accuracy of Subscriber's representations or to comply with any and all laws and regulations to which the Company may be subject within ten (10) days after receipt of a request from the Company.

      7.    THE COMPANY'S REPRESENTATIONS AND WARRANTIES.

            The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted, to execute and deliver this Agreement to issue and sell the Offered Securities, and to carry out the provisions of this Agreement. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, prospects, or financial condition.

            All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance), sale, and delivery of the Offered Securities being sold hereunder has been taken and this Agreement, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The sale of the Offered Securities is not subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

            The Subscribed Shares that are being purchased by Subscriber hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

            The execution and delivery by the Company of this Agreement, its consummation of the transaction contemplated hereby, and its compliance with the provisions hereof, will not, (1) violate or conflict with its Certificate of

--------------------------------------------------------------------------------
     "(1) Any issuer whose outstanding securities (other than short-term paper) are beneficially owned by not more than one hundred persons and which is not making and does not presently propose to make a public offering of its securities. For purposes of this paragraph:...(A) Beneficial ownership by a company shall be deemed to be beneficial ownership by one person, except that, it such company owns 10 per centum or more of the outstanding voting securities of the issuer, the beneficial ownership shall be deemed to be that of the holders of such company's outstanding securities (other than short-term paper) unless, as of the date of the most recent acquisition by such company of securities of that issuer, the value of all securities owned by such company of all issuers which are or would, but for the exception set forth in this subparagraph, be excluded from the definition of investment company solely by this paragraph, does not exceed 10 per centum of the value of the company's total assets."

Incorporation or bylaws, (2) violate, conflict with, or give rise to any right of termination, cancellation, or acceleration under any agreement or instrument to which the Company is a party, (3) result in the imposition of any Encumbrance on any asset of the Company, (4) violate or conflict with any laws or regulations applicable to the Company, or (5) require any consent or approval of, notice to, or filing with any entity or person, except for any notice or filing which will be made on a timely basis.

            Any funds paid to the Company by investors in connection with their subscription for the Offered Securities will be deposited in a non-interest bearing escrow account at the Company's legal counsel, Kirkpatrick & Lockhart, LLP. In the event that the Company does not accept Subscriber's subscription for whatever reason, it will refund all of Subscriber's escrowed funds, without interest.

      8. THE OFFERED SECURITIES. The Offered Securities subscribed for herein shall be deemed issued to or owned by Subscriber only to the extent that the purchase price is paid by Subscriber.

      9.    REGISTRATION RIGHTS.

            (a) Registration of Securities. If the Company proposes to register any of its securities under the Act after the Effective Date, then the Company shall promptly give Subscriber written notice of such registration (the "COMPANY NOTICE"). If Subscriber wishes to have the Company include some or all of his/her/its Registerable Securities in the registration statement, Subscriber must send a notice to Company no later than twenty (20) days after the Company has delivered the Company Notice to Subscriber setting forth the number of the Registerable Securities Subscriber wishes the Company to register (the
"REGISTRATION NOTICE"). The number of Registerable Securities that the Company will be obligated to register will be the number of Registerable Securities Subscriber specifies in his/her/its Registration Notice, except as such number may be reduced, eliminated or conditioned as permitted under this Section 9 (the "REGISTRATION RIGHTS"). For purposes of this Section 9, the term "REGISTERABLE SECURITIES" shall mean the Subscribed Shares, plus any shares of common stock or other securities issued as a dividend or as a stock split with respect to such Subscribed Shares.

            (b) Right to Terminate Registration. The Company may withdraw its registration statement at any time in its sole discretion and terminate the registration at any time before the registration statement is declared effective by the SEC.

            (c) Expenses. Except as specifically provided herein, the Company shall bear all of the expenses it incurs in connection with the preparation of a registration statement and all other expenses of any registration under this
Section 9. Subscriber shall pay the fees of any attorney, accountant or other expert Subscriber may retain to represent his/her/its own interests in connection with the registration of his/her/its Registerable Securities, and shall also pay any underwriter(s) discounts.

            (d) Underwriting Requirements. The Company shall not be required under this section to include any of Subscriber's Registerable Securities in such underwriting unless Subscriber accepts the terms of the underwriting as agreed upon between the Company and the underwriter(s) selected by the Company (or by other persons entitled to select the underwriter(s)) and enter into an underwriting agreement in customary form with an underwriter(s) selected by the Company.

            (e) Information. Subscriber agrees to provide the Company with such information pertaining to Subscriber and his/her/its Registerable Securities as the Company requests for inclusion in the registration statement the Company will be filing to register Subscriber's Registerable Securities. Subscriber agrees that the information he/she/it will provide to the Company will be true and correct in all respects, and agree to indemnify and hold the Company harmless for all claims, costs, liabilities and damages the Company incurs as a result of any false or misleading information Subscriber provides to the Company that is included in the registration statement.

            (f)   Reduction in Registerable  Securities.  If the  underwriter(s)
determine(s) in its/their discretion that the number of shares being registered should be reduced for any reason, the number of Subscriber's Registerable
Securities to be registered may be reduced at the discretion of the underwriter(s) in such amount or to zero (0). The underwriter(s) shall not be obligated to reduce or eliminate the number of shares of the Company's stock or shares of any other selling shareholder in the event it determines to reduce or eliminate the number of Subscriber's Registerable Securities to be registered.

            (g) Termination of Registration Rights. The Company's obligations to register Subscriber's Registerable Securities pursuant to this Section 9 shall terminate two (2) years from the Effective Date, provided that the Company's obligations under this Section 9 shall sooner terminate: (i) at such time as Subscriber sells all of his/her/its Registerable Securities without registration under the Act pursuant to Rule 144(k) of the SEC or any successor rule; or (ii) at such time as Subscriber sells all of his/her/its Registerable Securities without registration under the Act in any ninety (90) day period pursuant to Rule 144 of the SEC.

      10.   INDEMNIFICATION.   Subscriber   understands   that  the  information
provided herein will be relied upon by the Company for the purpose of determining the eligibility of Subscriber to purchase Offered Securities. Subscriber shall indemnify and hold harmless the Company, its affiliates, subsidiaries, officers, directors, employees and agents, and each other person, if any, who controls or is controlled by any of them, to the extent permitted by law, for any and all costs, expenses, liabilities or losses (including legal expenses) that the indemnified party may incur if and to the extent such costs, expenses, liabilities or losses are caused by or arising out of the inaccuracy or breach by Subscriber of any of the representations, warranties or agreements set forth herein or in any other document provided by Subscriber. The Company shall also be held harmless and indemnified by Subscriber against any loss arising from the failure to process this Agreement if such information as has been required from Subscriber has not been provided by Subscriber. The foregoing indemnification obligations shall survive the closing relating to the purchase of the Offered Securities by Subscriber.

      11. WAIVER. This Agreement may be amended only by an instrument signed by Subscriber and the Company. A waiver of any provision of this Agreement must be in writing, designated as such, and signed by the party against whom enforcement of such waiver is sought. The waiver by a party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach hereof.

      12. BINDING EFFECT; JOINT AND SEVERAL UNDERTAKING. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of Subscriber and the Company and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations hereunder of Subscriber shall be joint and several and the representations, warranties and covenants herein contained shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, legatees, devisees, assigns, legal representatives and successors.

      13. ENTIRE AGREEMENT; AMENDMENT. This Agreement, including all attachments hereto, contains the entire agreement and understanding of the parties with respect to the subject matter herein, and supersedes all prior or contemporaneous agreements and understandings of the parties, whether oral or written. This Agreement cannot be amended unless that amendment is in writing and is signed by both parties.

      14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, excluding any conflicts of law provisions that might otherwise apply.

      15. NONASSIGNMENT. This Agreement shall not be assignable by the undersigned without the prior written consent of the Company.

      16. NOTICES. All notices to be given under this Agreement shall be in writing and delivered either personally, by recognized express courier service (e.g., Fed Ex, UPS, or Airborne Express), or by first class domestic United States mail, postage or delivery prepaid. All notices shall be deemed received:
(i) upon actual  receipt of the  designated  recipient if delivered  personally;
(ii) one (1) business day after deposit with the overnight courier service;  and
(iii) three (3) business days after deposit of the notice with the United States Postal Service. All notices shall be sent to the following addresses, as applicable:

If to Subscriber:          D & M Investments
                           612 E. Church Street
                           Orfordville, WI 53576
                           Attention:  Mike Eggleston

If to Company:             ActiveCore Technologies, Inc.
                           6121 Lakeside Drive, Suite 260
                           Reno, NV 89511
                           Attention: Brian J. Macdonald, Chairman

With a  copy to:
(which shall not
constitute notice):        Kirkpatrick & Lockhart LLP
                           201 South Biscayne Boulevard, 20th Floor
                           Miami, FL 33131-2399
                           Attention: Clayton E. Parker, Esq.


      Each party shall provide written notice to the other party of any change to the address(es) to which notice to such party shall be sent.

      17.   CONFIDENTIALITY.   Subscriber   acknowledges  and  agrees  that  all
information disclosed and materials distributed in connection with the transactions contemplated by this Agreement is confidential information and that it will not disclose or distribute to any person or use for its own account any such confidential information. Subscriber agrees further with respect to all such confidential information, that (a) such confidential information shall remain the property of the Company; (b) unless otherwise authorized by the Company or required by law, Subscriber shall use the confidential information solely in connection with the transactions contemplated hereby (a "DESIGNATED PURPOSE"); (c) Subscriber shall not disclose such confidential information to anyone except (i) those of its officers, directors, agents, employees and advisors with a need to know in connection with the Designated Purpose, and shall notify each individual who is permitted access to the confidential information that such disclosure has been made in confidence, or (ii) as may be required by law or any legal process, and (d) Subscriber shall not copy or reproduce any confidential information except to the extent necessary for its permitted use.

      18. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in two or more counterparts which together shall constitute one in the same instrument. This Agreement may be executed by the parties' authorized representatives using such persons' signatures transmitted via facsimile machine.

       [SIGNATURE PAGE FOLLOWS; BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have executed this Subscription Agreement to be effective as of the Effective Date.

SUBSCRIBED TO BY THE UNDERSIGNED:

Signature:                ___________________________________

Print Name:               ___________________________________

Title (if applicable):    ___________________________________

Name of Entity On
Whose Behalf
This Agreement
Is Being Executed
(if applicable):          ___________________________________

Address:                  ___________________________________

Telephone:                ___________________________________

Facsimile:                ___________________________________

Email:                    ___________________________________

SSN or Taxpayer
Identification Number
(if Subscriber is
an entity):               ___________________________________

State of
Residence/Domicile:       ___________________________________

ACCEPTED BY IVP TECHNOLOGY CORPORATION D.B.A. ACTIVECORE TECHNOLOGIES, INC.:

Signature:                ___________________________________

Print Name and Title:     ___________________________________

Effective Date Of This
Subscription Agreement:   ___________________________________

                       IMPORTANT REMINDERS TO SUBSCRIBERS:

o Please complete and execute two (2) originals of this Agreement and forward both documents to the Company's legal counsel, Kirkpatrick & Lockhart LLP, at the following address (one fully executed original of this Agreement will be returned to Subscriber after acceptance and countersignature by the Company):

                          Kirkpatrick & Lockhart LLP
                          201 South Biscayne Boulevard, 20th Floor
                          Miami, FL 33131-2399
                          Attention: Clayton E. Parker, Esq.

Please be certain to complete and attach to this Agreement, as applicable, Attachments A through D.

o    If Subscriber is an entity,  please  complete,  execute,  and return to the
     Company  (along  with  two  (2)  originals  of  your  completed,   executed
     Agreement) the attached "Certificate for Entity Subscriber".

o If there is to be more than one owner of Offered Securities, each owner shall sign and indicate the manner in which the Offered Securities are to be held (i.e., as joint tenants, tenants-in-common, etc.). Please send payments separately.

o Please be certain to follow the "Payment Instructions" below as Subscriber should send the signed Agreements to the Company and the funds to the escrow agent.

                              PAYMENT INSTRUCTIONS:

Please make your check or wire transfer payable to "ActiveCore Technologies, Inc." and send to the Company's legal counsel, Kirkpatrick & Lockhart LLP, which is serving as the escrow agent in connection with the offering. The address and wire transfer instructions for Kirkpatrick & Lockhart is as follows:

If payment is by check:             Kirkpatrick & Lockhart LLP
                                    201 South Biscayne Boulevard, 20th Floor
                                    Miami, FL 33131-2399
                                    Attention: Clayton E. Parker, Esq.

If payment is by
wire transfer:                      Citibank, F.S.B.
                                    201 South Biscayne Boulevard, Suite 3100
                                    Miami, Florida  33131-2399
                                    ABA Number: 266086554
                                    Account Name: Kirkpatrick & Lockhart LLP
                                    Trust Account (IOTA)
                                    Account Number:  2102516505
                                    Attention: Ray Fernandez / Private Banking

                       CERTIFICATE FOR ENTITY SUBSCRIBER
                        ---------------------------------
           (to be completed and returned to IVP Technology Corporation
        d.b.a. ActiveCore Technologies, Inc. if Subscriber is an entity)

      Subscriber, an authorized officer, trustee, manager, member or general partner of ______________________________, hereby certifies that:

      (a) Subscriber has been duly formed and is validly existing under the laws of the State of ______________________, with full power and authority to invest in IVP Technology Corporation d.b.a. ActiveCore Technologies, Inc., a Nevada corporation; and

      (b) Subscriber's Subscription Agreement has been duly and validly authorized, executed and delivered on behalf of Subscriber and, upon acceptance by IVP Technology Corporation d.b.a. ActiveCore Technologies, Inc., Subscriber's Subscription Agreement will constitute the valid, binding and enforceable agreement of Subscriber.

_____________________________
Name Of Subscriber

_____________________________
Signature  Of  An  Authorized
Corporate  Officer,  Member,
Manager, General Partner or
Trustee of Subscriber

_____________________________
Title

_____________________________
Date

                                     ATTACH

                             ATTACHMENTS A THROUGH D

                                 (AS APPLICABLE)